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Exhibit 99.1

LETTER OF TRANSMITTAL

         GTECH HOLDINGS CORPORATION

Offer to Exchange GTECH Holdings Corporation's
4.750% Senior Notes due 2010
Guaranteed by GTECH Corporation and Certain of its Subsidiaries
That Have Been Registered Under the Securities Act of 1933
For Any and All of GTECH Holdings Corporation's
4.750% Senior Notes due 2010
Guaranteed by GTECH Corporation and Certain of its Subsidiaries
Pursuant to the Prospectus Dated                        , 2003

          THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                        , 2004, UNLESS THE EXCHANGE OFFER IS EXTENDED.

The Exchange Agent for the Exchange Offer is:

THE BANK OF NEW YORK

By Mail (overnight service recommended):	By Facsimile
The Bank of New York	The Bank of New York
101 Barclay Street—7 East	101 Barclay Street—7 East
New York, New York 10286	New York, New York 10286
Attention: Reorganization Unit	Attention: Reorganization Unit Fax Number: (212) 298-1915 Confirm by Telephone: (212) 815-_________

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE SAME MEANING GIVEN THEM IN THE PROSPECTUS (AS DEFINED BELOW).

        This Letter of Transmittal is to be completed by holders of Outstanding Notes (as defined below) either if Outstanding Notes are to be forwarded herewith or if tenders of the Outstanding Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at the Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the Prospectus.

        DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        NOTE SIGNATURES MUST BE PROVIDED BELOW. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        Please list below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and aggregate principal amounts on a separate signed schedule and attach that schedule to this Letter of Transmittal.

  ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF OUTSTANDING NOTES BEING TENDERED

(FILL IN, IF BLANK) OUTSTANDING NOTES TENDERED

Name(s) and Address(es) of Registered Holder	Certificate Number(s)*	Total Principal Amount Of Outstanding Notes Delivered	Principal Amount Tendered for Exchange** (if less than all)

Total Amount Tendered $

*	Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.
**	Need not be completed if tendering for exchange all Outstanding Notes delivered to Exchange Agent. Outstanding Notes may be tendered in whole or in part in integral multiples of $1,000 principal amount. All Outstanding Notes held shall be deemed tendered unless a lesser number is specified in this column.

TENDER OF OUTSTANDING NOTES

☐  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

☐  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
DTC Account Number:
Transaction Code Number:

☐  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Holder(s):
Window Ticket Number (if any):
Date of Execution of Notice of Guaranteed Delivery:
Institution Which Guaranteed Delivery:

If Guaranteed Delivery is to be made by book-entry transfer:

Name of Tendering Institution:
DTC Account Number:
Transaction Code Number:

☐  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OUTSTANDING NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:
Telephone Number and Contact Person:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

        LADIES AND GENTLEMEN:

        The undersigned hereby tenders to GTECH Holdings Corporation, a Delaware corporation (the "Company"), the above described aggregate principal amount of the Company's 4.750% Senior Notes due 2010 (the "Outstanding Notes") in exchange for a like principal amount of the Company's 4.750% Senior Notes due 2010 (the "Exchange Notes") which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated                        , 2004 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"). The undersigned acknowledges and agrees that Holders may only tender their Outstanding Notes in whole or in part in integral multiples of US$1,000 principal amount.

        Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer and as Trustee under the Indenture for the Outstanding Notes and the Exchange Notes) with respect to the tendered Outstanding Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to: (i) deliver certificates for Outstanding Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes; (ii) present Certificates for such Outstanding Notes for transfer, and to transfer such Outstanding Notes on the account books maintained by DTC; and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

        THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OUTSTANDING NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OUTSTANDING NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE OUTSTANDING NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE INITIAL PURCHASERS OF THE OUTSTANDING NOTES (THE "REGISTRATION RIGHTS AGREEMENT"). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

        The name(s) and address(es) of the registered holder(s) of the Outstanding Notes tendered hereby are printed above as they appear on the Certificates (or, in the case of book-entry securities, on the relevant security position listing) representing such Outstanding Notes. The Certificate number(s) and the Outstanding Notes that the undersigned wishes to tender are indicated in the appropriate boxes above.

        If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, the undersigned understands that Certificates for such nonexchanged or nontendered Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to the appropriate account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

        The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the Prospectus and in the instructions herein will, upon the Company's acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered hereby.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Outstanding Notes not tendered or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, the undersigned hereby directs that Exchange Notes be delivered to the undersigned at the address shown below the undersigned's signature.

        BY TENDERING OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT: (i) THE UNDERSIGNED IS NOT AN "AFFILIATE" (WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT) OF THE COMPANY OR ANY OF THE SUBSIDIARY GUARANTORS; (ii) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED BY THE UNDERSIGNED IN THE ORDINARY COURSE OF ITS BUSINESS; (iii) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER; (iv) SUCH HOLDER HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OUTSTANDING NOTES BEING TENDERED BY SUCH HOLDER PURSUANT TO THE EXCHANGE OFFER; (v) THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE TO THE OUTSTANDING NOTES BEING TENDERED BY THE UNDERSIGNED FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES; AND (vi) THE OUTSTANDING NOTES BEING TENDERED BY THE UNDERSIGNED FOR EXCHANGE ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES.

        IF THE UNDERSIGNED IS NOT A BROKER-DEALER, BY TENDERING OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED REPRESENTS AND AGREES THAT IT IS NOT ENGAGED IN, AND DOES NOT INTEND TO

ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF THE EXCHANGE NOTES AND IT HAS NO ARRANGEMENTS OR UNDERSTANDINGS WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION OF THE EXCHANGE NOTES. IF THE UNDERSIGNED IS A BROKER-DEALER, BY TENDERING OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED REPRESENTS AND AGREES THAT SUCH OUTSTANDING NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF EXCHANGE NOTES RECEIVED IN RESPECT OF SUCH OUTSTANDING NOTES PURSUANT TO THE EXCHANGE OFFER (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

        THE COMPANY HAS AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES RECEIVED IN EXCHANGE FOR OUTSTANDING NOTES WHERE SUCH OUTSTANDING NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING ONE HUNDRED EIGHTY (180) DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH BROKER-DEALER WHICH ACQUIRED OUTSTANDING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER"), BY TENDERING SUCH OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPECT THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY GIVES NOTICE TO SUSPEND THE SALE OF THE EXCHANGE NOTES, IT SHALL EXTEND THE 180-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF EXCHANGE NOTES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE WHEN PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE EXCHANGE NOTES

OR TO AND INCLUDING THE DATE ON WHICH THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

        Holders of Outstanding Notes whose Outstanding Notes are accepted for exchange will receive, in cash, accrued interest thereon to, but not including, the date of issuance of the Exchange Notes. Such interest will be paid with the first interest payment on the Exchange Notes. Interest on the Outstanding Notes accepted for exchange will cease to accrue upon issuance of the Exchange Notes. Interest on the Exchange Notes is payable semi-annually on April 15 and October 15 of each year.

        All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus and in the Instructions contained in this Letter of Transmittal, this tender is irrevocable.

        Please be advised that the Company is registering the Exchange Notes in reliance on the position of the Staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corp. (available May 13, 1988) and Morgan Stanley & Co. Incorporated (available June 5, 1991). The Company has not entered into any arrangement or understanding with any person to distribute the Exchange Notes to be received in the Exchange Offer and, to the best of its information and belief, each person participating in the Exchange Offer is acquiring the Exchange Notes in the ordinary course of its business and has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes to be received in the Exchange Offer. In this regard, the undersigned is aware that if the undersigned is participating in the Exchange Offer ofr the purpose of distributing the Exchange Notes to be acquired in the Exchange Offer, the undersigned (a) may not rely on the Staff position enunciated in Exxon Capital Holdings Corp. or interpretative letters to similar effect and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. The undersigned is aware that such a secondary resale transaction by a person participating in the Exchange Offer for the purpose of distributing the Exchange Notes should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K.

  SPECIAL ISSUANCE INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 2, 5 AND 6)

          To be completed ONLY if certificates for Exchange Notes or any Outstanding Notes that are not tendered are to be issued in the name of someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above.

  Issue:

  ☐  Outstanding Notes not tendered, to:

  ☐  Exchange Notes, to:

Name(s)
(Please Print)
Address

(Include Zip Code)
Taxpayer Identification No.:

  SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 2, 5 AND 6)

          To be completed ONLY if certificates for Exchange Notes or any Outstanding Notes that are not tendered are to be mailed to someone other than the registered holder(s) of the Outstanding Notes whose name(s) appear(s) above, or to such registered holder at an address other than that shown above.

  Mail:

  ☐  Outstanding Notes not tendered, to:

  ☐  Exchange Notes, to:

Name(s)
(Please Print)
Address

(Include Zip Code)

HOLDER(S) OF OUTSTANDING NOTES SIGN HERE
(Please complete substitute form W-9 below)

X:
X:	Signature(s) of Owner(s) or Authorized Signatory
Dated:
Name(s):	(Please print)
Capacity (full title):
Address:	(Include zip code)
Telephone Number:

        NOTE: Signature(s) must be guaranteed if required by Instructions 2 and 5. This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on Certificate(s) for the Outstanding Notes hereby tendered (or, in the case of book-entry securities, on a security position listing), or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith, including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Outstanding Notes to comply with the restrictions on transfer applicable to the Outstanding Notes. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instructions 2 and 5.

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED—SEE INSTRUCTIONS 1, 2 AND 5)

Signature(s) Guaranteed by an Eligible Institution:
Date:
AUTHORIZED SIGNATURE:
Name of Eligible Institution:
Guaranteeing Signature:
Address:
Capacity (full title):
Telephone Number:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

To complete the Letter or Transmittal, you must do the following:

  •
  Fill in the box entitled "Description of Outstanding Notes Being Tendered" and the subsequent boxes, if applicable.

  •
  Sign and date this Letter of Transmittal in the box entitled "Holder(s) of Outstanding Notes Sign Here."

  •
  Fill in and sign the box entitled "Substitute Form W-9."

        In completing this Letter of Transmittal, you may (but are not required to) also do the following:

  •
  If you want certificates for Exchange Notes or certificates for Outstanding Notes not tendered or not accepted for exchange to be issued to a third party, complete the box entitled "Special Issuance Instructions."

  •
  If you want certificates for Exchange Notes or certificates for Outstanding Notes not tendered or not accepted for exchange to be mailed to a third party, or to be delivered to an address other than that appearing under your signature, complete the box entitled "Special Delivery Instructions."

        If you complete the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" you must have your signature guaranteed by an Eligible Institution (as defined in Instruction 1 below) unless this Letter of Transmittal is signed by an Eligible Institution.

1.
GUARANTEE OF SIGNATURES.

  No signature guarantee on this Letter of Transmittal is required if: (i) this Letter of Transmittal is signed by the registered holder (which shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or (ii) such Outstanding Notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

2.
DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

  This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the Prospectus and an Agent's Message is not delivered in lieu thereof. Certificates, or timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Outstanding Notes into the Exchange Agent's account at DTC. Outstanding Notes may be tendered in whole or in part in integral multiples of US$1,000 principal amount.

  Holders who wish to tender their Outstanding Notes and: (i) whose Certificates for such Outstanding Notes are not immediately available; (ii) who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent prior to the

  Expiration Date; or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Outstanding Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Outstanding Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof or an Agent's Message in lieu thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer—Procedures for Tendering Outstanding Notes" in the Prospectus.

  The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Outstanding Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

  THE METHOD OF DELIVERY OF OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY AND PROPER INSURANCE SHOULD BE OBTAINED. NO LETTER OF TRANSMITTAL OR OUTSTANDING NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDERS.

  The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

3.
INADEQUATE SPACE.

  If the space provided in the box captioned "Description of Outstanding Notes Being Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.
PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

  Tenders of Outstanding Notes will be accepted only in integral multiples of US$1,000 principal amount. If less than all the Outstanding Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Outstanding Notes which are to be tendered in the column entitled "Principal Amount Tendered for Exchange (if less than all)" in the box entitled "Description of Outstanding Notes Being Tendered." In such case, new Certificate(s) for the remainder of the Outstanding Notes that were evidenced by the old Certificate(s) will be sent to the tendering holder, unless the appropriate boxes on this Letter of Transmittal are completed, promptly after the Expiration Date. All Outstanding Notes represented by Certificates delivered to the Exchange Agent or transferred to the Exchange Agent by means of a book-entry transfer will be deemed to have been tendered unless otherwise indicated.

  Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, the aggregate principal amount of Outstanding Notes to be withdrawn, and (if Certificates for such Outstanding Notes have been tendered) the name of the registered holder of the Outstanding Notes as set forth on the Certificate(s), if different from that of the person who tendered such Outstanding Notes. If Certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, the notice of withdrawal must specify the serial numbers on the particular Certificates for the Outstanding Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Outstanding Notes tendered for the account of an Eligible Institution. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer—Procedures for Tendering Outstanding Notes—Book-Entry Transfer," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Outstanding Notes and must otherwise comply with the procedures of DTC. Withdrawals of tenders of Outstanding Notes may not be rescinded. Outstanding Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer—Procedures for Tendering Outstanding Notes."

  All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. Neither the Company, any affiliates of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Notes which have been tendered but which are withdrawn will be returned to the holder thereof promptly after withdrawal.

5.
SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS.

  If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or on a security position listing, without alteration, enlargement or any change whatsoever.

  If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Outstanding Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are names in which such Certificates are registered.

  If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

  When this Letter of Transmittal is signed by the registered owner(s) of the Outstanding Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Outstanding Notes listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate bond power(s), signed exactly as the name(s) of the registered owner appear(s) on the Certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Outstanding Notes may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

6.
SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

  If Exchange Notes or Certificates for Outstanding Notes not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal, or are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, Outstanding Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC.

7.
IRREGULARITIES.

  The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer—Conditions to The Exchange Offer" or any defect or irregularity in any tender of Outstanding Notes of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding on all parties. No tender of Outstanding Notes will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates of the Company, the Exchange Agent, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

8.
QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

  Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth above. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9.
BACKUP WITHHOLDING; SUBSTITUTE FORM W-9.

  Under U.S. federal income tax law, a holder whose tendered Outstanding Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Outstanding Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

  Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. See "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instruction.

  Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

10.
MUTILATED, LOST, DESTROYED OR STOLEN CERTIFICATES.

  If any Certificate representing Outstanding Notes has been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen Certificates have been followed.

11.
SECURITY TRANSFER TAXES.

  Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that if Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such transfer tax or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer tax will be billed directly to such tendering holder.

12.
REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

  Requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be obtained from the Exchange Agent at its address or telephone number set forth above.

13.
WAIVER OF CONDITIONS.

  The conditions of the Exchange Offer may be waived by the Company from time to time, (i) to delay the acceptance of the Outstanding Notes for exchange, (ii) to terminate the Exchange Offer (whether or not any Outstanding Notes have been accepted for exchange) if the Company determines, in its sole and absolute discretion, that any of the events or conditions referred to in the Prospectus under "The Exchange Offer—Conditions to the Exchange Offer" has occurred or exists or has not been satisfied, (iii) to extend the Expiration Date of the Exchange Offer and retain all Outstanding Notes tendered pursuant to the Exchange Offer, subject, however, to the right of holders of Outstanding Notes to withdraw their tendered Outstanding Notes as described in the Prospectus under "The Exchange Offer—Withdrawal Rights," and (iv) to waive any condition or otherwise amend the terms of the Exchange Offer in any respect. If the Exchange Offer is amended in a manner determined by the Company to constitute a material change, or if the Company waives a material condition of the Exchange Offer, the Company will promptly disclose such amendment by means of a prospectus supplement that will be distributed to the registered holders of the Outstanding Notes, and the Company will extend the Exchange Offer to the extent required by Rule 14e-1 under the Exchange Act.

  Any such delay in acceptance, termination, extension or amendment will be followed promptly by oral or written notice thereof to the Exchange Agent (any such oral notice to be promptly confirmed in writing) and by making a public announcement thereof, and such announcement in the case of an extension will be made no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Without limiting the manner in which the Company may choose to make any public announcement, and subject to applicable laws, the Company shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by issuing a release to an appropriate news agency.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING TENDERED OUTSTANDING NOTES OR A BOOK ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS:
(SEE INSTRUCTION 9)

PAYER'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR SUBSTITUTE TIN ON THE LINE AT RIGHT AND EMPLOYER IDENTIFICATION NUMBER AND CERTIFY BY SIGNING AND DATING BELOW	SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER

Part 2—Under penalties of perjury, I certify that: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service ('IRS') that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) Any other information provided on this form is true and correct

Payer's Request for Taxpayer Identification Number (TIN) and Certification	CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.	Part 3 Awaiting TIN ☐

SIGNATURE	DATE	NAME (please print)

CERTIFICATION INSTRUCTIONS

        You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE	DATE
NAME (please print)

NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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LETTER OF TRANSMITTAL